Earnings per share (Tables)	3 Months Ended
Mar. 31, 2017
Earnings Per Share [Abstract]
Schedule of Calculation of Basic and Diluted EPS

The calculation of basic and diluted EPS, under the two-class method, are as follows ($ in thousands):

	Three Months Ended March 31,
	2017	2016
Numerator:
Net Income	$27,639	$36,537
Convertible Preferred Share dividends	(7,922)	(10,684)
Allocation of undistributed earnings to preferred shareholders	(6,799)	(11,923)

Numerator for basic EPS-income available to common shareholders	12,918	13,930
Add back convertible Preferred Share dividends(1)	—	—
Add back of undistributed earnings to preferred shareholders(1)	—	—

Numerator for diluted EPS-income available to common shareholders after assumed conversions	$12,918	$13,930
Denominator:
Denominator for basic EPS-weighted shares	62,255,681	50,481,822
Convertible Preferred Shares	—	—

Denominator for diluted EPS-adjusted weighted-average shares	62,255,681	50,481,822

Basic EPS	$0.21	$0.28
Diluted EPS	$0.21	$0.28

(1)	For the three months ended March 31, 2017 and 2016, cumulative preferred shareholder dividends of our Predecessor of $7.9 million and $10.7 million, respectively, and the preferred shareholders’ allocation of undistributed earnings of our Predecessor of $6.8 million and $11.9 million, respectively, were not added back for purposes of calculating diluted EPS-income available to ordinary shareholders because the effect of treating our Predecessor’s convertible preferred securities as if they had been converted to their 32,032,530 and 41,937,483 ordinary share equivalents as of January 1, 2017 and 2016, respectively, is anti-dilutive.